EXHIBIT D

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Units of beneficial interest of Alliance Holdings GP, L.P., a Delaware limited partnership, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of August, 2008.

/s/ Joseph W. Craft III by Megan Cordle pursuant to Power of Attorney dated 2/13/07
Joseph W. Craft III

JOSEPH W. CRAFT III FOUNDATION

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 2/14/07
Name: Megan Cordle
Title: Attorney-in-Fact

ALLIANCE RESOURCE HOLDINGS, INC.

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 3/5/07
Name: Megan Cordle
Title: Attorney-in-Fact

ALLIANCE RESOURCE HOLDINGS II, INC.

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 3/5/07
Name: Megan Cordle
Title: Attorney-in-Fact

ALLIANCE RESOURCE GP, LLC

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 5/08/06
Name: Megan Cordle
Title: Attorney-in-Fact

ALLIANCE MANAGEMENT HOLDINGS III, LLC

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 3/5/07
Name: Megan Cordle
Title: Attorney-in-Fact

/s/ A. Wellford Tabor by Megan Cordle pursuant to Powers of Attorney dated 2/1/07

A. Wellford Tabor, individually, and as resigning Trustee under:

(i) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Joseph W. Craft IV dated February 27, 2006;

(ii) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Caroline B. Fiddes dated February 27, 2006;

(iii) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Ryan E. Craft dated February 27, 2006; and

(iv) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Kyle O. Craft dated February 27, 2006

/s/ Elaine R. Guilfoyle by Megan Cordle pursuant to Powers of Attorney dated 8/8/08

Elaine R. Guilfoyle, individually, and as Co-Trustee under:

(i) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Joseph W. Craft IV dated February 27, 2006;

(ii) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Caroline B. Fiddes dated February 27, 2006;

(iii) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Ryan E. Craft dated February 27, 2006; and

(iv) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Kyle O. Craft dated February 27, 2006

/s/ Mary Catherine Huigens by Megan Cordle pursuant to Powers of Attorney dated 8/11/08

Mary Catherine Huigens, individually, and as Co-Trustee under:

(i) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Joseph W. Craft IV dated February 27, 2006;

(ii) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Caroline B. Fiddes dated February 27, 2006;

(iii) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Ryan E. Craft dated February 27, 2006; and

(iv) the Joseph W. Craft III 2006 Irrevocable Trust

FBO Kyle O. Craft dated February 27, 2006

/s/ Charles R. Wesley by Megan Cordle pursuant to Power of Attorney dated 2/2/07
Charles R. Wesley

/s/ Nancy Wesley by Megan Cordle pursuant to Powers of Attorney dated 2/3/07 and 2/5/07
Nancy Wesley, individually, and as Trustee under The Charles R. Wesley Family Trust Irrevocable Trust Agreement, dated March 28, 2006

/s/ Thomas M. Wynne by Megan Cordle pursuant to Power of Attorney dated 2/2/07
Thomas M. Wynne

/s/ Cindy J. Wynne by Megan Cordle pursuant to Powers of Attorney dated 2/2/07
Cindy J. Wynne, individually, and as Trustee under The Thomas M. Wynne Family Trust Irrevocable Trust Agreement, dated March 28, 2006

/s/ Thomas L. Pearson by Megan Cordle pursuant to Power of Attorney dated 2/22/07
Thomas L. Pearson

/s/ Gary J. Rathburn by Megan Cordle pursuant to Power of Attorney dated 2/13/07
Gary J. Rathburn

/s/ Anita Rathburn by Megan Cordle pursuant to Power of Attorney dated 2/13/07
Anita Rathburn

RaFT LLC

By:	/s/ Megan Cordle pursuant to Power of Attorney dated 2/13/07
Name: Megan Cordle
Title: Attorney-in-Fact

/s/ Cary P. Marshall by Megan Cordle pursuant to Power of Attorney dated 2/2/07
Cary P. Marshall

/s/ David A. Gilbert by Megan Cordle pursuant to Power of Attorney dated 2/2/07
David A. Gilbert

/s/ George C. Tichnell by Megan Cordle pursuant to Power of Attorney dated 2/3/07
George C. Tichnell

/s/ Dale G. Wilkerson by Megan Cordle pursuant to Power of Attorney dated 2/1/07
Dale G. Wilkerson

/s/ Bret A. Hardwick by Megan Cordle pursuant to Power of Attorney dated 2/1/07
Bret A. Hardwick

/s/ Michael R. Rieck by Megan Cordle pursuant to Power of Attorney dated 2/1/07
Michael R. Rieck

/s/ Alan K. Boswell by Megan Cordle pursuant to Powers of Attorney dated 2/9/07
Alan K. Boswell, individually, and as Trustee under the Alan Kent Boswell Trust

/s/ Linda K. Boswell by Megan Cordle pursuant to Powers of Attorney dated 2/9/07
Linda K. Boswell, individually, and as Trustee under the Linda Knight Boswell Trust

/s/ Alan B. Smith by Megan Cordle pursuant to Power of Attorney dated 2/1/07
Alan B. Smith

/s/ Kendall Barret by Megan Cordle pursuant to Power of Attorney dated 2/4/07
Kendall Barret

/s/ John W. Tanner by Megan Cordle pursuant to Power of Attorney dated 2/20/07
John W. Tanner

/s/ S. Paul Mackey by Megan Cordle pursuant to Power of Attorney dated 2/7/07
S. Paul Mackey